UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                811-21751

Lazard World Dividend & Income Fund, Inc.
(Exact name of Fund as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices) (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Fund's telephone number, including area code:                     (212) 632-6000

Date of fiscal year end:                12/31

Date of reporting period:             12/31/2005

FORM N-CSR

Item 1.            Reports to Stockholders.

LAZARD ASSET MANAGEMENT

Lazard World
Dividend & Income
Fund, Inc.
Annual Report

D E C E M B E R  3 1 ,  2 0 0 5

Lazard World Dividend & Income Fund, Inc.

Please consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about the Fund, you may obtain the prospectus by calling 800-828-5548. Read the prospectus carefully before you invest. The prospectus contains investment objectives, risks, charges, expenses and other information about the Fund, which may not be detailed in this report.

Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Shareholders,

We are pleased to present the first annual report of Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the period ended December 31, 2005. Lazard World Dividend & Income Fund, Inc. is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

The Fund has been in operation for over six months, and we are pleased with LOR’s overall performance since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (December 31, 2005)

During the month of December, the Fund’s Net Asset Value per share (“NAV”) was up 2.4%, in line with the return of its benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®), which gained 2.5% . Since inception, the Fund’s NAV has increased 8.8% compared to the benchmark’s return of 11.4% . Shares of LOR ended the fourth quarter with a market price of $17.76, representing a 11.2% discount to the Fund’s NAV of $20.00. The Fund’s net assets were $134.9 million as of December 31, 2005, with total leveraged assets of $196.3 million, representing 31.3% leverage.

We believe that LOR’s investment thesis remains sound, yet NAV returns, since its inception, have underperformed the Index. Contributing factors during the last six months of 2005 included the strength of the U.S. dollar versus most world currencies, which has depressed foreign-stock returns in U.S. dollar terms, and an overweight exposure to telecom, which under-performed in a period of increasing competitiveness within that industry. The smaller, short duration currency and debt portion of the Fund has been only a modest contributor to the Fund’s performance since its inception.

As of December 31, 2005, approximately 68.2% of the Fund’s total leveraged assets consisted of global equities and approximately 31.8% consisted of emerging market currency and debt instruments.

Declaration of Dividends

The Fund’s Board of Directors declared a monthly dividend distribution of $0.1167 per share on the company’s outstanding stock. This distribution level represents an annualized market yield of 7.9%, based on the share price of $17.76 at the close of the NYSE trading on December 30, 2005. The Fund’s first monthly dividend was paid on September 23, 2005 and since then, LOR has consistently paid out this monthly rate of $0.1167 per share. Further, in December, LOR paid out an additional year-end distribution of $0.25 per share, representing the remaining accumulated dividend income and short term capital gains earned by the Fund in 2005. As per LOR’s policy, all distribution obligations have been met without returning any capital to the Fund’s stockholders.

Additional Information

Please note that available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-828-5548.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

World Equity Portfolio
(68.2% of total leveraged assets)

The Fund’s equity portfolio is invested primarily in 60 to 90 world equity securities, consisting primarily of the highest dividend-yielding stocks selected from the current holdings of other accounts managed by the Investment Manager. The equity portfolio is broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Barclays PLC, which provides commercial and investment banking, insurance, financial, and asset management services, and operates branches in more than 60 countries worldwide; National Grid PLC, which owns, operates, and develops electricity and gas networks throughout the U.K. and in the north-

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

eastern U.S.; Taiwan Semiconductor Manufacturing Company, which engages in the design, manufacture, sale, packaging, and testing of integrated circuits and other semiconductor devices; and Usinas Siderurgicas de Minas, a flat steel producer domiciled in Brazil, which focuses on hot-rolled and cold-rolled steel.

Companies held in the world equity portfolio are based in both developed and emerging market regions around the world. As of December 31, 2005, 34.2% of these stocks were based in North America, 18.7% were from continental Europe (not including the U.K.), 15.2% were from the U.K., 9.8% were from Asia, 9.2% were from Australia/New Zealand, 7.7% were from Latin America, and 5.2% were from Africa and the Middle East. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at December 31, 2005 were financials (32.2%), which includes banks, insurance companies, and financial services companies, and telecommunications services (18.9%), a sector that encompasses those industries that provide voice, data, and video communications services. Other sectors include consumer discretionary, consumer staples, energy, health care, information technology, materials, and utilities.

World Equity Market Overview

After experiencing weakness in early October, world equity markets rebounded sharply during November and December, ending the fourth quarter with solid gains. The U.S. dollar was strong versus most major currencies in the fourth quarter, continuing the trend that started at the beginning of the year, and depressing returns in U.S. dollar terms. Equity markets rebounded, as the outlook for world economies continues to be positive, and inflation appears to be under control, despite high energy and raw-materials costs. The world’s central banks have responded to strong global growth with rate hikes in an effort to preempt inflation. The U.S. Federal Reserve raised rates twice during the fourth quarter. The European Central Bank raised interest rates in December for the first time in many years. Mergers and acquisitions were robust during the quarter and for the year, as the value of announced transactions topped $2.5 trillion, the biggest year in the last five. Smaller-cap stocks continued to outperform large-cap stocks for the quarter and for the year, on a global basis. From a sector perspective, industrials, materials, financials, and technology all outperformed for the quarter. Conversely, defensive sectors, such as consumer staples, health care, and utilities, lagged the broader market. Energy and tele-com services witnessed negative returns. Regionally, Japan was the top-performing country for the quarter, while Australia, New Zealand, and Hong Kong lagged. The U.S. and most of Europe performed in-line with the broader market. However, the U.K. lagged during the quarter.

Emerging markets stocks finished the fourth quarter with solid gains, rising by more than 7%. Unlike many previous periods, the largest gains were witnessed in Asian emerging markets. Middle East and African markets were also buoyant, and while Eastern European and Latin American regions finished higher, the rises were much more muted. Sources of return also shifted noticeably, on a sector basis, with formerly lagging areas, such as information technology, outperforming, while the recent leading groups, such as energy and materials, experienced less exciting performance.

What Helped and Hurt LOR

During the fourth quarter, performance of the Fund’s world equity portfolio benefited from stock selection in financials, as U.S. holdings with exposure to capital markets, such as Bank of America and JPMorgan Chase, rebounded from earlier weakness. Other holdings that helped performance included Bank Mandiri (Indonesia) which recovered impressively on improving expectations for asset quality, and Royal & Sun Alliance Insurance (U.K.). The portfolio also benefited from stock selection in health care as Pfizer rebounded from earlier weakness having successfully defended its Lipitor patent, alleviating investors’ fears about the impact of patent challenges. Conversely, the portfolio’s overweight position in telecom services detracted from performance, as the sector continued its yearlong underperformance, the result of an increasingly competitive landscape. In addition, stock selection in the energy sector detracted from performance, as the sector witnessed negative returns due to a pullback in the price of oil from its August 2005 peak.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Emerging Market Currency and Debt Portfolio
(31.8% of total leveraged assets)

The Fund also seeks enhanced income through investments in high-yielding, short duration1 (typically, under one year) emerging market forward currency contracts and local currency debt instruments. As of December 31, this portfolio consisted primarily of forward currency contracts (85.1%), with a smaller allocation to sovereign debt obligations (14.9%). The average duration of the emerging market currency and debt portfolio was approximately 3.2 months as of December 31, with an average yield of 7.6%.

At year end, the Fund’s emerging market currency and debt holdings were highly diversified across 25 countries within Eastern Europe (18.1%), Asia (27.1%), Latin America (19.3%), the Middle East (8.8%), Africa (14.3%), and the Commonwealth of Independent States and the Baltic countries (12.4%).

Emerging Market Currency and Debt Market Review

Performance of the emerging market currency and debt portion of the Fund was positive, but somewhat muted in the fourth quarter and during 2005 as a whole. Emerging market central bank policies contained the pace of foreign exchange appreciation via active intervention or the maintenance of easy monetary policies, and this was accompanied by a U.S. dollar rebound and aggressive Fed rate hikes relative to the rest of the world. The global backdrop has been, and continues to be, particularly favorable for emerging markets. The sustained strength of world economic growth has supported commodity prices and export volumes within emerging market countries. This environment has buoyed record cross-border foreign direct investment, privatization activity, and portfolio inflows. However, as of yet, we have not witnessed the expected resulting strengthening of emerging market currencies. What actually occurred, was a concerted move by emerging market central banks to absorb these surplus inflows into foreign exchange reserves, thereby limiting and/or preventing the currencies gains that real economic flows would otherwise dictate. Regional monetary policy decisions were biased in favor of supporting growth via the maintenance of undervalued currencies, rather than addressing the inflationary pressures that are brewing. However, looking ahead, we expect that these upward inflationary trends will lead these monetary authorities to transition their bias from maintaining cheap currencies toward willingness to use appreciating currencies to tame or control inflation.

What Helped and What Hurt LOR

A sizeable position in 2005’s best-performing Brazilian local market generated the strongest gains for the currency and debt portfolio. Brazil’s record monthly trade surpluses and current account improvement generated marked appreciation pressure, and the tight monetary policy stance (highest real interest rate in the world) makes a long trade of the real even more compelling. Second best was Turkey, where the local money market, in U.S. dollar terms, rose 18.5%, while active exposure management and curve positioning in local debt afforded additional gains for the Fund. Other contributing factors, albeit on a much smaller scale, were positions in Egypt, the Philippines, Iceland, Colombia, Mexico, and the Euro hedge. These positions helped control volatility too, with lowly correlated markets and/or heavily managed currency regimes tending to weather the generalized U.S. dollar strength relatively well.

Emerging European exposures hurt performance on low domestic yields and currencies that declined with the euro. Positions in Slovakia and Slovenia fared particularly poorly in this regard. Asian currencies were the next largest detractor. Most countries in the region (ex-Malaysia) are sizeable net oil importers and the rising energy prices have caused some deterioration of external balances and have affected investor sentiment (markedly, in the case of Indonesia). Across Asia, loose monetary policies and central banks’ demonstrated preference for weaker currencies due to competitiveness and growth concerns has put local currencies on the defensive. A widening interest rate differential in favor of the U.S. dollar also contributed to Asia’s underperformance.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

1	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

All returns are for the period ended December 31, 2005 and reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will have not been repurchased. The specific portfolio holdings may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of the Fund’s investment objective, strategies, risks and fees.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index*

Total Return Information*
For the period ended December 31, 2005

Since
Inception**

Market Price	(7.64)%
Net Asset Value	8.77
MSCI ACWI Index	11.38

*	All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current per- formance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI ACWI Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

Returns for period of less than one year are not annualized.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
December 31, 2005
		Percentage of
Security	Value	Net Assets

Bank of America Corp.	$4,411,940	3.27%
Citizens Communications Co.	4,089,712	3.03
PT Bank Mandiri	3,463,500	2.57
National Grid PLC	3,236,978	2.40
Eni SpA	3,189,293	2.36
Merck & Co., Inc.	3,165,095	2.35
Bristol-Myers Squibb Co.	3,079,320	2.28
Royal & Sun Alliance Insurance Group PLC	2,947,859	2.19
Enel SpA	2,665,642	1.98
Telecom Corp. of New Zealand, Ltd.	2,656,838	1.97

Portfolio Holdings Presented by Sector
December 31, 2005
Percentage of
Sector	Total Investments

Commercial Services	0.8%
Consumer Discretionary	3.8
Consumer Staples	8.8
Emerging Markets Debt Obligations	6.5
Energy	7.2
Financials	30.1
Health Care	5.9
Process Industry	6.5
Technology	3.3
Telecommunications	17.6
Utilities	9.5

Total Investments	100.0%

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments
December 31, 2005

Description	Shares	Value

Common Stocks—93.4%
Australia—7.2%
Amcor, Ltd. (c)	410,900	$2,251,574
Australia and New Zealand
Banking Group, Ltd.	111,500	1,958,890
National Australia Bank, Ltd.	79,000	1,877,594
Telstra Corp., Ltd.	766,500	2,209,705
Westpac Banking Corp.	82,100	1,370,106

Total Australia		9,667,869

Belgium—0.9%
Belgacom SA	37,400	1,215,373

Brazil—1.9%
Souza Cruz SA (c)	203,200	2,523,143

France—2.3%
Lagardere SCA	16,500	1,265,067
Total SA	7,400	1,852,224

Total France		3,117,291

Greece—1.6%
OPAP SA	64,600	2,217,389

Hungary—1.9%
Magyar Telekom
Sponsored ADR (c)	115,600	2,546,668

Indonesia—2.6%
PT Bank Mandiri	20,781,000	3,463,500

Ireland—1.3%
Allied Irish Banks PLC	80,300	1,709,657

Israel—1.9%
Bank Hapoalim BM	549,200	2,550,507

Italy—6.9%
Enel SpA	340,600	2,665,642
Eni SpA	115,400	3,189,293
Lottomatica SpA (a)	53,200	1,915,820
Telecom Italia SpA	560,400	1,626,109

Total Italy		9,396,864

Mexico—1.3%
Kimberly-Clark de Mexico
SA de CV	503,200	1,797,540

Morocco—1.0%
Maroc Telecom	124,800	1,321,926

Netherlands—1.2%
Royal Dutch Shell PLC, A Shares	53,000	1,611,666

New Zealand—2.0%
Telecom Corp. of New
Zealand, Ltd.	649,100	2,656,838

Norway—2.4%
DNB NOR ASA	116,900	1,243,020
Statoil ASA	85,300	1,952,594

Total Norway		3,195,614

Singapore—0.9%
United Overseas Bank, Ltd.	146,000	1,281,934

South Africa—2.3%
Old Mutual PLC	566,400	1,601,975
Sanlam, Ltd.	634,140	1,518,737

Total South Africa		3,120,712

South Korea—1.5%
KT Corp. Sponsored ADR (c)	91,900	1,980,445

Taiwan—4.7%
Chunghwa Telecom Co., Ltd.
Sponsored ADR (c)	100,900	1,851,515
Delta Electronics, Inc.	773,000	1,583,987
Fubon Financial Holding
Co., Ltd.	1,625,000	1,395,275
Taiwan Semiconductor
Manufacturing Co., Ltd.	825,000	1,569,969

Total Taiwan		6,400,746

United Kingdom—15.1%
Barclays PLC	123,100	1,291,238
Bradford & Bingley PLC	208,400	1,468,649
Diageo PLC	91,900	1,329,207
Gallaher Group PLC	91,500	1,378,400
HSBC Holdings PLC	76,300	1,222,118
Kelda Group PLC	108,900	1,447,024
Lloyds TSB Group PLC	247,144	2,072,630
National Grid PLC	331,667	3,236,978
Provident Financial PLC	95,500	897,624
Royal & Sun Alliance Insurance
Group PLC	1,365,500	2,947,859
Scottish and Southern
Energy PLC	88,600	1,542,335
Tate & Lyle PLC	158,600	1,532,917

Total United Kingdom		20,366,979

United States—32.5%
Altria Group, Inc. (c)	26,500	1,980,080
Bank of America Corp. (c)	95,600	4,411,940
Brandywine Realty Trust (c)	70,200	1,959,282
Bristol-Myers Squibb Co. (c)	134,000	3,079,320
Centerplate, Inc. (c)	90,800	1,178,584
Chevron Corp. (c)	30,400	1,725,808
Citigroup, Inc. (c)	37,100	1,800,463
Citizens Communications Co. (c)	334,400	4,089,712

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
December 31, 2005

Description	Shares	Value

United States—(continued)
Du Pont (E.I.) de Nemours
& Co. (c)	35,200	$1,496,000
Ferrellgas Partners LP (a)	30,200	622,120
Health Care Property
Investors, Inc. (c)	76,000	1,942,560
JPMorgan Chase & Co. (c)	48,000	1,905,120
KeySpan Corp. (c)	52,500	1,873,725
Merck & Co., Inc. (c)	99,500	3,165,095
Microsoft Corp. (c)	59,600	1,558,540
PanAmSat Holding Corp. (c)	55,100	1,349,950
Pfizer, Inc.	96,300	2,245,716
Sara Lee Corp. (c)	107,300	2,027,970
The Mills Corp. (c)	28,700	1,203,678
The Southern Co. (c)	61,300	2,116,689
Verizon Communications, Inc.	72,100	2,171,652

Total United States		43,904,004

Total Common Stocks
(Identified cost $122,141,027)		126,046,665

Preferred Stocks—5.8%
Brazil—5.8%
Caemi Mineracao e
Metalurgia SA	1,272,200	1,857,504
Gerdau SA Sponsored ADR (c)	115,900	1,933,212
Telemar Norte Leste SA (c)	81,400	2,213,188
Usinas Siderurgicas de Minas
Gerais SA (c)	75,300	1,792,627

Total Brazil		7,796,531

Total Preferred Stocks
(Identified cost $6,703,951)		7,796,531

	Principal
	Amount
	(000) (d)

Foreign Government
Obligations—6.9%
Egypt—3.8%
Egypt Treasury Bills:
0.00%, 01/17/06	4,000	$694,088
0.00%, 01/31/06	1,450	250,773
0.00%, 09/05/06	6,950	1,143,246
0.00%, 09/26/06	7,900	1,293,322
0.00%, 10/17/06	10,925	1,780,173

Total Egypt		5,161,602

Turkey—3.1%
Turkey Government Bonds:
0.00%, 09/27/06	5,380	3,602,311
0.00%, 03/07/07	837	529,772

Total Turkey		4,132,083

Total Foreign Government
Obligations
(Identified cost $8,981,710)		9,293,685

Total Investments—106.1%
(Identified cost $137,826,688) (b)		$143,136,881
Liabilities in Excess of Cash
and Other Assets—(6.1)%		(8,250,528)

Net Assets—100.0%		$134,886,353

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
December 31, 2005

Forward Currency Contracts open at December 31, 2005:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

ARS	01/17/06	1,027,299	$344,500	$337,548	$—	$6,952
ARS	01/30/06	1,851,556	623,000	605,769	—	17,231
ARS	01/31/06	852,000	282,259	278,654	—	3,605
ARS	02/02/06	2,172,000	724,000	710,063	—	13,937
ARS	02/13/06	1,179,520	388,000	384,681	—	3,319
ARS	02/21/06	1,092,890	373,000	355,808	—	17,192
BRL	01/05/06	4,662,732	2,022,000	1,993,431	—	28,569
BRL	01/09/06	4,022,118	1,756,000	1,717,469	—	38,531
BRL	01/11/06	503,542	214,000	214,885	885	—
BRL	02/03/06	4,987,890	2,118,000	2,113,257	—	4,743
BRL	03/14/06	824,843	355,000	344,529	—	10,471
BRL	12/20/06	1,114,775	430,000	431,776	1,776	—
COP	01/03/06	2,486,820,000	1,085,000	1,087,552	2,552	—
COP	01/30/06	757,126,000	332,000	330,985	—	1,015
COP	01/30/06	2,486,820,000	1,089,277	1,087,138	—	2,139
COP	01/31/06	783,927,000	344,281	342,697	—	1,584
COP	02/22/06	468,330,000	201,000	204,592	3,592	—
COP	03/09/06	364,480,000	160,000	159,134	—	866
COP	05/12/06	780,864,000	332,000	339,997	7,997	—
COP	05/18/06	523,488,000	228,000	227,874	—	126
GHC	01/17/06	827,100,000	90,000	90,591	591	—
GHC	02/14/06	1,128,012,000	122,000	122,850	850	—
GHC	03/07/06	4,746,883,000	513,121	514,623	1,502	—
GHC	04/10/06	1,153,820,000	124,000	124,092	92	—
HRK	02/28/06	4,229,136	683,000	676,720	—	6,280
IDR	01/19/06	18,050,760,000	1,827,000	1,834,427	7,427	—
ILS	01/31/06	4,548,000	972,293	987,601	15,308	—
ILS	02/21/06	3,191,857	695,000	692,933	—	2,067
ILS	09/29/06	1,630,658	356,000	353,189	—	2,811
INR	01/05/06	30,160,790	668,457	669,839	1,382	—
INR	02/03/06	115,074,190	2,533,000	2,550,307	17,307	—
INR	02/14/06	9,078,720	196,000	201,096	5,096	—
ISK	01/09/06	17,482,000	268,871	275,998	7,127	—
ISK	01/23/06	12,452,272	196,000	196,128	128	—
ISK	01/31/06	11,190,375	175,000	176,016	1,016	—
ISK	02/28/06	24,447,300	380,000	382,970	2,970	—
KRW	01/05/06	3,858,292,500	3,701,000	3,817,062	116,062	—
KRW	01/19/06	254,514,000	251,000	251,828	828	—
KRW	02/06/06	2,040,603,700	2,021,000	2,019,471	—	1,529
KRW	02/08/06	68,717,400	68,000	68,008	8	—
KRW	02/21/06	41,453,600	40,000	41,033	1,033	—
MYR	02/13/06	1,793,923	485,500	475,536	—	9,964
MYR	02/14/06	1,888,675	502,000	500,676	—	1,324
PEN	01/03/06	1,150,680	344,000	335,435	—	8,565
PEN	01/03/06	1,150,680	335,769	335,435	—	334
PEN	01/30/06	1,020,089	301,000	297,434	—	3,566
PEN	01/31/06	1,418,560	416,000	413,623	—	2,377
PEN	02/28/06	1,286,033	376,000	375,079	—	921

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
December 31, 2005

Forward Currency Contracts open at December 31, 2005 (continued):
			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

PEN	03/06/06	1,180,147	$347,000	$344,206	$—	$2,794
PEN	04/12/06	1,067,850	315,000	311,502	—	3,498
PEN	04/17/06	1,067,850	315,000	311,507	—	3,493
PHP	02/02/06	3,532,750	65,000	66,422	1,422	—
PHP	03/15/06	115,463,220	2,139,000	2,164,022	25,022	—
PLN	01/11/06	2,157,000	665,207	662,154	—	3,053
PLN	02/21/06	7,750,476	2,409,000	2,379,131	—	29,869
RON	01/17/06	6,036,513	1,971,750	1,931,014	—	40,736
RON	01/23/06	3,519,000	1,159,053	1,125,380	—	33,673
RON	01/27/06	887,777	287,000	283,860	—	3,140
RUB	02/06/06	129,206,480	4,528,000	4,489,180	—	38,820
RUB	02/26/07	1,958,400	68,000	67,361	—	639
RUB	09/19/08	16,102,170	549,000	540,955	—	8,045
SGD	01/11/06	886,257	526,000	533,174	7,174	—
SGD	01/19/06	1,256,918	754,000	756,353	2,353	—
SGD	01/27/06	300,220	178,000	180,703	2,703	—
SGD	02/06/06	3,212,169	1,903,000	1,934,077	31,077	—
SGD	02/27/06	93,225	55,000	56,175	1,175	—
SGD	03/07/06	529,603	315,000	319,221	4,221	—
SIT	02/13/06	373,800,000	1,838,843	1,841,875	3,032	—
SKK	02/09/06	42,137,220	1,308,000	1,315,751	7,751	—
SKK	02/15/06	13,871,460	438,000	433,257	—	4,743
SKK	02/28/06	53,509,466	1,682,000	1,672,262	—	9,738
THB	02/21/06	53,913,750	1,307,000	1,313,668	6,668	—
TRY	01/05/06	601,825	439,000	444,706	5,706	—
TWD	01/03/06	60,298,000	1,825,000	1,836,596	11,596	—
TWD	01/03/06	55,458,696	1,687,470	1,689,197	1,727	—
TWD	01/03/06	4,839,304	147,248	147,399	151	—
TWD	01/25/06	19,879,360	597,157	607,073	9,916	—
TWD	02/27/06	58,602,880	1,778,000	1,795,109	17,109	—
TZS	01/04/06	139,605,000	120,870	119,858	—	1,012
TZS	02/07/06	713,375,000	616,041	609,098	—	6,943
TZS	02/09/06	197,179,000	170,271	168,270	—	2,001
TZS	02/16/06	225,024,000	192,000	191,689	—	311
TZS	03/20/06	261,768,000	221,275	221,181	—	94
TZS	06/05/06	206,056,000	167,370	171,197	3,827	—
TZS	06/22/06	170,833,100	142,000	141,422	—	578
TZS	06/23/06	162,287,000	135,009	134,319	—	690
TZS	07/05/06	121,188,000	100,654	100,034	—	620
TZS	10/13/06	507,482,000	412,973	409,418	—	3,555
TZS	10/26/06	264,557,500	215,000	212,809	—	2,191
TZS	10/26/06	314,160,000	255,000	252,709	—	2,291
TZS	12/15/06	269,059,000	210,805	214,015	3,210	—
UAH	05/19/06	1,218,709	239,000	233,968	—	5,032
UAH	06/09/06	1,044,523	206,000	199,636	—	6,364
UAH	06/09/06	958,800	188,000	183,252	—	4,748
UAH	06/19/06	836,640	166,000	159,566	—	6,434
UAH	08/01/06	1,301,000	258,002	245,955	—	12,047

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (concluded)
December 31, 2005

Forward Currency Contracts open at December 31, 2005 (concluded):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

UAH	08/07/06	7,822,080	$1,552,000	$1,476,978	$—	$75,022
UAH	08/10/06	824,580	162,000	155,604	—	6,396
UAH	09/11/06	1,246,560	245,000	233,727	—	11,273

Total Forward Currency Purchase Contracts			$69,614,326	$69,435,834	$341,369	$519,861

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

BRL	01/05/06	4,662,732	$1,998,599	$1,993,431	$5,168	$—
BRL	02/24/06	522,578	224,668	219,590	5,078	—
COP	01/03/06	2,486,820,000	1,089,277	1,087,552	1,725	—
EUR	02/07/06	1,752,000	2,116,004	2,070,911	45,093	—
ILS	01/31/06	3,015,302	657,000	654,774	2,226	—
INR	01/05/06	14,155,770	307,000	314,384	—	7,384
INR	01/05/06	16,005,020	353,000	355,454	—	2,454
INR	02/03/06	31,313,000	692,000	693,968	—	1,968
KRW	01/05/06	1,769,305,500	1,707,000	1,750,398	—	43,398
KRW	01/05/06	2,088,987,000	2,068,304	2,066,664	1,640	—
PEN	01/03/06	1,150,680	336,260	335,435	825	—
PEN	01/03/06	1,150,680	335,769	335,435	334	—
RUB	02/06/06	9,870,000	342,708	342,926	—	218
TRY	01/05/06	601,825	443,742	444,706	—	964
TWD	01/03/06	4,839,304	146,646	147,399	—	753
TWD	01/03/06	55,458,696	1,673,972	1,689,198	—	15,226
TWD	01/03/06	60,298,000	1,834,718	1,836,596	—	1,878
TZS	01/04/06	139,605,000	119,833	119,858	—	25

Total Forward Currency Sale Contracts			$16,446,500	$16,458,679	62,089	74,268

Gross unrealized appreciation/depreciation on Forward Currency Contracts					$403,458	$594,129

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments
December 31, 2005

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost was $137,805,661, aggregate gross unrealized appreciation was $8,861,457, aggregate gross unrealized depreciation was $3,530,237 and the net unrealized appreciation was $5,331,220.

(c)	Segregated security for forward currency contracts.

(d)	Principal amount denominated in respective country’s currency.

Security Abbreviation:
ADR	— American Depositary Receipt

Currency Abbreviations:
ARS	— Argentine Peso	PHP	— Philippine Peso
BRL	— Brazilian Real	PLN	— Polish Zloty
COP	— Colombian Peso	RON	— Romanian Leu
EUR	— Euro	RUB	— Russian Ruble
GHC	— Ghanaian Cedi	SGD	— Singapore Dollar
HRK	— Croatian Kuna	SIT	— Slovenian Tolar
IDR	— Indonesian Rupiah	SKK	— Slovenska Koruna
ILS	— Israeli Shekel	THB	— Thai Baht
INR	— Indian Rupee	TRY	— New Turkish Lira
ISK	— Iceland Krona	TWD — New Taiwan Dollar
KRW	— South Korean Won	TZS	— Tanzanian Shilling
MYR	— Malaysian Ringgit	UAH	— Ukranian Hryvnia
PEN	— Peruvian New Sol

Portfolio holdings by industry (as percentage of net assets) (unaudited):

Industry
Alcohol & Tobacco	5.3%
Banking	15.7
Chemicals	1.1
Commercial Services	0.9
Computer Software	1.2
Drugs	6.3
Energy Integrated	7.7
Financial Services	10.3
Food & Beverages	2.6
Forest & Paper Products	3.0
Insurance	2.2
Leisure & Entertainment	4.0
Metals & Mining	4.1
Real Estate	3.8
Semiconductors & Components	2.3
Telecommunications	18.7
Utilities	10.0

Subtotal	99.2
Foreign Government Obligations	6.9

Total Investments	106.1%

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statement of Assets and Liabilities
December 31, 2005

ASSETS
Investments in securities, at value (cost $137,826,688)	$143,136,881
Cash	57,887
Foreign currency, at value (cost $36,947)	36,953
Receivables for:
Dividends and interest	446,634
Gross appreciation on forward currency contracts	403,458

Total assets	144,081,813

LIABILITIES
Payables for:
Management fees	148,981
Accrued directors’ fees	560
Line of credit outstanding	8,200,000
Gross depreciation on forward currency contracts	594,129
Other accrued expenses and payables	251,790

Total liabilities	9,195,460

Net assets	$134,886,353

NET ASSETS
Paid in capital	$128,564,427
Undistributed net investment income	125,984
Accumulated undistributed net realized gain	1,077,449
Net unrealized appreciation (depreciation) on:
Investments	5,310,193
Foreign currency and forward currency contracts	(191,700)

Net assets	$134,886,353

Shares of common stock outstanding*	6,745,237
Net assets per share of common stock	$20.00
Market value per share	$17.76
* $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statement of Operations
For the period ended December 31, 2005*

INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes of $158,185)	$2,920,686
Interest	201,330

Total investment income	3,122,016

Expenses:
Management fees	848,269
Custodian fees	132,374
Professional services	97,455
Shareholders’ reports	47,234
Administration fees	32,665
Shareholders’ services	20,847
Directors’ fees and expenses	6,696
Other	20,237

Total expenses before interest expense	1,205,777
Interest expense	136,363

Total expenses	1,342,140

Net investment income	1,779,876

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on:
Investments	3,367,623
Foreign currency and forward currency contracts	890,920
Net change in unrealized appreciation (depreciation) on:
Investments	5,310,193
Foreign currency and forward currency contracts	(191,700)

Net realized and unrealized gain on investments and foreign currency	9,377,036

Net increase in net assets resulting from operations	$11,156,912

* Fund commenced operations on June 28, 2005.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statement of Changes in Net Assets

Period Ended
December 31, 2005**

INCREASE IN NET ASSETS
Operations:
Net investment income	$1,779,876
Net realized gain on investments and foreign currency	4,258,543
Net change in unrealized appreciation (depreciation) on investments and
foreign currency	5,118,493

Net increase in net assets resulting from operations	11,156,912

Distributions to Stockholders:
From net investment income	(4,834,986)

Net decrease in net assets resulting from distributions	(4,834,986)

Capital Stock Transactions:
Proceeds from common shares issued in offering	128,734,000
Offering costs for common shares charged to paid in capital	(269,600)

Net increase in net assets from capital stock transactions	128,464,400

Total increase in net assets	134,786,326
Net assets at beginning of period***	100,027

Net assets at end of period*	$134,886,353

Transactions in Capital Shares:
Common shares outstanding at beginning of period***	5,237

Common shares issued in offering	6,740,000

Net increase	6,740,000

Common shares outstanding at end of period	6,745,237

*	Includes undistributed net investment income $125,984.

**	Fund commenced operations on June 28, 2005.

***	Represents initial seed capital on June 20, 2005.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Financial Highlights
Selected data for a share of common stock outstanding throughout the period:

For the Period
6/28/05 * to
12/31/05

Net asset value, beginning of period (a)	$19.06

Income from investment operations:
Net investment income	0.26
Net realized and unrealized gain	1.40

Total from investment operations	1.66

Less distributions from:
Net investment income	(0.72)

Total distributions	(0.72)

Net asset value, end of period	$20.00

Market value, end of period	$17.76

Total Return based upon:
Net asset value (b)	8.77%
Market value (b)	(7.64)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$134,886
Ratios to average net assets:
Total expenses (c)	2.00%
Total expenses before interest expense (c)	1.79%
Net investment income (c)	2.65%
Portfolio turnover rate	37%

*	Commencement of operations.

(a)	Net of initial sales load, underwriting and offering costs of $0.94 per share.

(b)	Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. Period of less than one year is not annualized.

(c)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements
December 31, 2005

1. Organization

Lazard World Dividend & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on April 6, 2005 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol LOR and commenced operations on June 28, 2005. The Fund’s investment objective is total return through a combination of dividends, income and capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the NYSE, NASDAQ national market or other U.S. exchanges or markets are generally based on the closing market price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts are valued at the current cost of offsetting the contract. Securities listed on foreign exchanges are valued at the last reported sales price, except as described below.

If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, such securities will be valued at their fair values as determined in good faith by or under the supervision of the Board of Directors. The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

Under these procedures, in the event that the Investment Manager, a wholly-owned subsidiary of Lazard Frères & Co. LLC, determines that a significant event has occurred after the close of a market on which a foreign security is traded but before the close of regular trading on the NYSE, such that current market quotations for a security or securities are not readily available, a Valuation Committee of the Investment Manager will evaluate a variety of factors to determine the fair value of the affected securities. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

(d) Securities Lending—The Fund may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in State Street Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company (“State Street”). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2005

In accordance with accounting principles generally accepted in the United States, cash received as collateral for securities lending transactions which is invested in income producing securities is included in the Portfolio of Investments. The related amount payable upon the return of the securities on loan, where cash is received as collateral, is shown on the Statement of Assets and Liabilities.

At December 31, 2005, the Fund had no securities on loan.

(e) Leveraging—The Fund intends to use leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street, up to a maximum of 33 1 / 3 % of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33 1 / 3 % threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of Common Stock and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. A greater net asset value decrease also will tend to cause a greater decline in the market price of the Fund’s Common Stock. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(f) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain (loss). When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain (loss) is disclosed in the realized and unrealized gain (loss) on foreign currency in the Fund’s accompanying Statement of Operations.

(g) Federal Income Taxes—The Fund’s policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2005, the Fund had no unused capital loss carryforwards.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2005, the Fund did not elect to defer any net capital and currency losses arising between November 1, 2005 and December 31, 2005.

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2005

(h) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividends paid by the Fund to stockholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. However, the Fund will adjust the level of distribution as appropriate to seek to avoid making distributions that constitute a return of capital. The Fund is not required to maintain a stable level of distributions, or distributions at any particular rate.

The tax character of dividends and distributions paid during the period ended December 31, 2005 was $4,834,986 of ordinary income.

At December 31, 2005, the components of distributable earnings on a tax basis were $1,072,587 of undistributed ordinary income, $4,862 of undistributed long-term capital gain and $5,244,477 of net unrealized appreciation.

(i) Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.90% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments and Borrowings (“Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in World Equity Investments for the purposes of making Currency Investments. “World Equity Investments” refers to investments in the Fund’s world equity strategy consisting of equity securities of companies with market capitalizations of $3 billion or greater at the time of the Fund’s initial purchase. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33 1 / 3 % of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.35% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in World Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in World Equity Investments, borrow $500 and invest the $500 in

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2005

foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money or/and issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in World Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of Directors of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included in the Fund’s Semi-Annual Report dated June 30, 2005 under “Other Information—Board Consideration of Management Agreement.”

	Fund’s
	management	Typical
	fee based on	management
	Total Leveraged	fee formula,
	Assets (includes	calculated excluding
	Currency	Currency
Beginning assets of $1,000	Commitments)	Commitments

World Equity Investments
(Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate
management fee	$1,500	$1,000
Management fee (0.90%)	$13.50	$9.00

(a) Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund. The Fund has implemented procedures to monitor this potential conflict.

4. Administrative Agreement

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $37,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are Managing Directors of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $50,000 per year, plus $2,500 per meeting attended ($1,000 per meeting attended by telephone) for the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (concluded)
December 31, 2005

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended December 31, 2005 were $180,255,133 and $45,926,066, respectively.

For the period ended December 31, 2005, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has entered into a $15 million Line of Credit Agreement (the “Agreement”) with State Street, effective June 30, 2005, primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $15 million or 33 1 / 3 % of its Total Leveraged Assets. Interest on borrowings is payable at the Federal Funds rate plus 0.50%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the period ended December 31, 2005, the Fund had borrowings under the Agreement as follows:

Average Daily	Maximum Daily	Weighted Average
Loan Balance	Loan Outstanding	Interest Rate
$6,613,295	$8,650,000	4.274%

8. Foreign Securities Investment Risks

The Fund invests in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. The Fund’s investments in emerging markets are exposed to additional volatility. The Fund’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Lazard World Dividend & Income Fund, Inc.
Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders,
Lazard World Dividend & Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lazard World Dividend & Income Fund, Inc. (the “Fund”) as of December 31, 2005, and the related statements of operations, changes in net assets and the financial highlights for the period June 28, 2005 (commencement of operations) to December 31, 2005. The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard World Dividend & Income Fund, Inc. as of December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the period June 28, 2005 (commencement of operations) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 28, 2006

Lazard World Dividend & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by the Plan Agent in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting Computershare Shareholder Services, Inc., as dividend disbursing agent (the “Plan Agent”). If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)	If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) and Term	Principal Occupation(s) During Past 5 Years
Address(1)	with the Fund(2)	and Other Directorships Held

Non-Interested Directors:

John J. Burke (77)	Director	Lawyer and Private Investor; Director, Lazard Alternative Strategies Fund,
LLC; Director, Pacific Steel & Recycling; Director, Sletten Construction Com-
pany; Trustee Emeritus, The University of Montana Foundation.

Kenneth S. Davidson (60)	Director	President, Davidson Capital Management Corporation; Trustee, The Juilliard
School; Chairman of the Board, Bridgehampton Chamber Music Festival;
Trustee, American Friends of the National Gallery/London; President of
Aquiline Advisors LLC.

Lester Z. Lieberman (75)	Director	Private Investor; Chairman, Healthcare Foundation of New Jersey; Director,
Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory
Trustee, New Jersey Medical School; Director, Public Health Research Insti-
tute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey
Performing Arts Center.

Richard Reiss, Jr. (61)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director, Lazard
Alternative Strategies Fund, LLC; Director, O’Charley’s, Inc., a restaurant chain.

Robert M. Solmson (58)	Director	Director, Lazard Alternative Strategies Fund, LLC; Director, Colonial
Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel
Investors, Inc.; Former Director, Morgan Keegan, Inc.; Former Director,
Independent Bank, Memphis.

Interested Directors(3):

Charles Carroll (45)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing of the Investment Manager.
President and Director

Ashish Bhutani (45)	Director	Chief Executive Officer of the Investment Manager; from 2001 to December
2002, Co-Chief Executive Officer North America of Dresdner Kleinwort
Wasserstein and member of its Global Corporate and Markets Board and the
Global Executive Committee; from 1995 to 2001, Chief Executive Officer of
Wasserstein Perella Securities; and from 1989 to 2001, Deputy Chairman of
Wasserstein Perella Group.

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director became a Director in April 2005, except that Mr. Bhutani became a Director in July 2005, and serves as a Director for each of the Lazard Funds (comprised of 24 investment portfolios). Beginning with the first annual meeting of stockholders of the Fund held after the initial public offering of the shares of the Fund, the Board of Directors of the Fund shall be divided into three classes: Class I, Class II and Class III. At the first annual meeting, Directors of Class I shall be elected to the Board of Directors for a term expiring at the next succeeding annual meeting of stockholders, Directors of Class II shall be elected to the Board of Directors for a term expiring at the second succeeding annual meeting of stockholders and Directors of Class III shall be elected to the Board of Directors for a term expiring at the third succeeding annual meeting of stockholders. At each subsequent annual meeting of stockholders, the Directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Directors whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to their election, or thereafter in each case when their respective successors are elected and qualified.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-828-5548.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) and Term
Address(1)	with the Fund(2)	Principal Occupation(s) During Past 5 Years

Officers:
Nathan A. Paul (32)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager.
Stephen St. Clair (47)	Treasurer	Vice President of the Investment Manager.
John H. Blevins (40)	Chief Compliance Officer	Director and Chief Compliance Officer of the Investment Manager.
Brian D. Simon (43)	Assistant Secretary	Director of the Investment Manager; Vice President, Law & Regulations at
J. & W. Seligman & Co., from July 1999 to October 2002.
David A. Kurzweil (31)	Assistant Secretary	Vice President of the Investment Manager; Associate at Kirkpatrick &
Lockhart LLP, a law firm, from August 1999 to January 2003.
Cesar A. Trelles (31)	Assistant Treasurer	Fund Administration Manager of the Investment Manager; Manager for Mutual
Fund Finance Group at UBS Global Asset Management, from August 1998 to
August 2004.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer became an officer in April 2005 and serves for an indefinite term, until his successor is elected and qualified. Each officer serves in the same capacity for the other Lazard Funds.

Lazard World Dividend & Income Fund, Inc.
Other Information
(unaudited)

Tax Information
Period Ended December 31, 2005

The following tax information represents year end disclosures of the tax benefits passed through to stockholders for 2005:

Of the dividends paid by the Fund, 44.24% of each dividend will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The same information will be reported in conjunction with your 2005 1099-DIV.

Of the dividends paid by the Fund, 12.55% of the dividends qualify for the dividends received deduction available to corporate shareholders.

Certifications

The Fund’s chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that as of May 12, 2005 he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Securities and Exchange Commission (“SEC”) on Forms N-CSR and N-Q contain certifications by the Fund’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Act, including certifications regarding the quality of the Fund’s disclosures in such reports and certifications regarding the Fund’s disclosure controls and procedures and internal control over financial reporting.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

[This page intentionally left blank]

Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-828-5548
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
EquiServe Trust Company, N.A.
P.O Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare Shareholder Services, Inc.
P.O Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Lazard World Dividend & Income Fund, Inc. which contains information about management fees and other costs.

Lazard Asset Management LLC	30 Rockefeller Plaza	www.LazardNet.com
New York, NY 10112-6300

Item 2.             Code of Ethics.

                         The Fund has adopted a code of ethics that applies to the Fund's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.             Audit Committee Financial Expert.

                         The Fund's Board of Directors (the "Board") has determined that Lester Z. Lieberman, John J. Burke and Robert M. Solmson, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the "SEC"). Messrs. Lieberman, Burke and Solmson are "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services

                         (a) Audit Fees. The aggregate fees billed for the fiscal period ended December 31, 2005 for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements were $43,000.

                         (b) Audit-Related Fees. No fees were billed for the fiscal period ended December 31, 2005 for assurance and related services by the Auditor that were reasonably related to the performance of the audit of the Fund's financial statements and were not reported paragraph (a) of this Item 4.

                         The aggregate fees billed for the fiscal period ended December 31, 2005 for non-audit assurance and related services by the Auditor to Lazard Asset Management LLC, the Fund's investment manager ("Lazard"), and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Fund ("Service Affiliates") that were reasonably related to the performance of the annual audit of the Service Affiliates, which required pre-approval of the Audit Committee were $0.

                         (c) Tax Fees. The aggregate fees billed for the fiscal period ended December 31, 2005 for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,000. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; and (ii) U.S., federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

                         The aggregate fees billed for the fiscal period ended December 31, 2005 for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0.

                         (d) All Other Fees. The aggregate fees billed for the fiscal period ended December 31, 2005 for products and services provided by the Auditor, other than the services reported above, were $0.

                         The aggregate fees billed for the fiscal period ended December 31, 2005 for non-audit services by the Auditor to Service Affiliates, other than the services reported above, which required pre-approval by the Audit Committee were $0.

                         (e) Audit Committee Pre-Approval Policies and Procedures. The Fund's Audit Committee pre-approves the Auditor's engagements for audit and non-audit services to the Fund and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.

                         (f) None.

                         (g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Fund and rendered to Service Affiliates for the fiscal period ended December 31, 2005 were $160,000.

                         (h) Auditor Independence. There were no services rendered by the Auditor to Service Affiliates during the fiscal period ended December 31, 2005.

Item 5.             Audit Committee of Listed Funds.

                         The Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of who is not an "interested person" as defined in the Investment Company Act of 1940, as amended, of the Fund ("Independent Directors"):

Lester Z. Lieberman, Audit Committee Chairman
John J. Burke
Kenneth S. Davidson
Richard Reiss, Jr.
Robert M. Solmson

Item 6.             Schedule of Investments.

                         Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                          The Fund has delegated voting of proxies in respect of portfolio holdings to Lazard, to vote the Fund's proxies in accordance with Lazard's proxy voting policy and guidelines (the "Voting Guidelines") that provide as follows:

    Lazard votes proxies in the best interests of its clients.

    Unless Lazard's Proxy Committee otherwise determines, Lazard votes proxies in a manner consistent with the Voting Guidelines.

    To avoid conflicts of interest, Lazard votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals ("Approved Guidelines") or, if the Approved Guideline is to vote case-by-case, in accordance with the recommendation of an independent source.

    Lazard also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client's overall best interests not to vote.

                         The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, Lazard generally will:

    vote as recommended by management in routine election or re-election of directors;

    favor programs intended to reward management and employees for positive, long-term performance, evaluating whether the Lazard believes, under the circumstances, that the level of compensation is appropriate or excessive; and

    vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provisions.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Principal Portfolio Managers

As of the date of the filing of this Report on Form N-CSR, the following persons are responsible for the management of the Fund's portfolio:

James Donald is responsible for allocation of the Fund's assets between World Equity Investments and Currency Investments (each, as defined in the notes to the Fund's annual report to shareholders contained in Item 1) and overall management of the Fund's portfolio. World Equity Investments and Currency Investments are each managed on a team basis, with each member of the team involved at all levels of the investment process.

Mr. Donald, a Managing Director of Lazard, is a portfolio manager/analyst and serves as head of the emerging markets group. Before joining Lazard in 1996, Mr. Donald worked at Mercury Asset Management ("Mercury"), which he joined in 1985. At Mercury, he was on the emerging markets team between 1992 and 1996 and worked on the international equity team between 1985 and 1992. At Mercury, between 1990 and 1996, Mr. Donald served as Vice President and Treasurer for The United Kingdom Fund and The Europe Fund. Mr. Donald is a Chartered Financial Analyst ("CFA") Charterholder and received an HBA from the University of Western Ontario.

World Equity Investments. Andrew Lacey and Patrick Ryan, with the assistance of Kyle Waldhauer, are jointly responsible for investment of the Fund's assets allocated to World Equity Investments.

Mr. Lacey, a Deputy Chairman of Lazard, is a portfolio manager focusing on U.S. equity products, and also is a member of the global equity select, global ex-Australia, and global trend funds teams. He has been working in the investment field since 1995. Prior to becoming a full-time member of Lazard's equity team in 1996, Mr. Lacey worked part-time at Lazard during 1995 and 1996 while attaining his MBA from Columbia University. He also has a BA from Wesleyan University.

Mr. Ryan, a Senior Vice President of Lazard, is a member of the global equity team. He began working in the investment field in 1989. Before joining Lazard in 1994, he was an equity analyst with Hutson Management. He has a BS in Industrial Engineering from Columbia University School of Engineering and Applied Science, and is a CFA Charterholder. He is a member of the New York Society of Security Analysts and the CFA Institute.

Mr. Waldhauer is an assistant portfolio manager with Lazard. He began working in the investment field when he joined Lazard in 1998. Previously, Mr. Waldhauer had worked in financial services as a registered representative with Fidelity Investments since 1994. He has a BS in Economics and Finance from Southern New Hampshire University.

Currency Investments. Ardra Belitz and Ganesh Ramachandran are jointly responsible for investment of the Fund's assets allocated to Currency Investments.

Ms. Belitz is a Senior Vice President of Lazard and a portfolio manager/analyst specializing in emerging market currency and debt. She has been working in the investment field since 1994. Before joining

Lazard in 1996, she was a senior portfolio administrator with Bankers Trust Company. Ms. Belitz graduated Phi Beta Kappa from Brandeis University with a BA in Economics.

Mr. Ramachandran is a Senior Vice President of Lazard and a portfolio manager/analyst specializing in emerging market currency and debt. He has an MBA from the University of Rochester, Simon School of Business and a BS in Chemical Engineering from the Indian Institute of Technology at Madras. He joined Lazard in 1997.

Portfolio Management

Team Management. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to one of the Fund's component strategies (collectively, "Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of the Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolio managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard and certain of the Fund's portfolio managers manage hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

Other Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management team responsible for managing the Fund. Specifically, it shows the number of other portfolios and assets managed by management teams of which each of the Fund's portfolio managers is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Other Pooled
	Registered Investment	Investment Vehicles
Portfolio Manager	Companies ($*)	($*)#	Other Accounts ($*)

Ardra Belitz	1 (290.3 million)	2 (817.3 million)	3 (78.7 million)
James M. Donald	6 (1.95 billion)	2 (15 million)	76 (1.17 billion)
Andrew D. Lacey	13 (3.9 billion)	6 (79.3 million)	1,258 (12.4 billion)+
Ganesh Ramachandran	1 (290.3 million)	2 (817.3 million)	3 (78.7 million)
Patrick Ryan	0	5 (347.8 million)	17 (2.98 billion)
Kyle Waldhauer	0	0	0

*	Total assets in accounts as of December 31, 2005.
#	Ms. Belitz and Mr. Ramachandran each manage two pooled investment vehicles with respect to which the advisory fee is based on the performance of the account. The performance fee for each account is based on annualized performance over the London Interbank Offered Rate.
+	Includes an aggregation of Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers

Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to one of the Fund's component strategies. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

During the fiscal period covered by this Report on Form N-CSR, Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for the Fund's portfolio management team in respect of its management of the Fund is determined by reference to the Morgan Stanley Capital International (MSCI®) All Country World Index. The portfolio manager's bonus also can be influenced by subjective measurement of the manager's ability to help others make investment decisions. Portfolio managers managing accounts that pay performance fees may receive a portion of the performance fee as part of their compensation.

Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard. The plan offers permanent equity in Lazard to a significant number of its professionals, including portfolio managers, as determined by the Board of Managers of Lazard, from time to time. This plan gives certain employees of the Lazard a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

Ownership of Fund Securities

As of December 31, 2005, the portfolio managers of the Fund owned the following shares of Common Stock of the Fund.

Portfolio Manager	Number of Shares

Ardra Belitz	None
James M. Donald	None
Andrew D. Lacey	$10,001-$50,000
Ganesh Ramachandran	None
Patrick Ryan	$1-$10,000
Kyle Waldhauer	None

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                         Not applicable.

Item 10.          Submission of Matters to a Vote of Security Holders.

                         The Fund has a Nominating Committee (the "Committee") of the Board, which is currently comprised of all of the Independent Directors. The Committee’s function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112. Nominations may be submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Fund's outstanding shares or (b) $500,000 of the Fund's shares (calculated at market value) for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

                         In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Nominating Committee Charter and Procedures, including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee. A nomination submission must be received not less than 120 calendar days before the date of the Fund's proxy statement released to stockholders in connection with the previous year's annual meeting.

Item 11.         Controls and Procedures.

                         (a) The Fund's principal executive and principal financial officers have concluded, based on their evaluation of the Fund's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Fund's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

                         (b) There were no changes to the Fund's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund's internal control over financial reporting.

Item 12.           Exhibits.

                         (a)(1)      Code of ethics referred to in Item 2.

                         (a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the 1940 Act.

                         (a)(3)      Not applicable.

                         (b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard World Dividend & Income Fund, Inc.

By:	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date:	March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date:	March 10, 2006

By:	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date:	March 10, 2006